Earnings Per Share	6 Months Ended
Jun. 30, 2015
Earnings Per Share [Abstract]
Earnings Per Share

6. Earnings Per Share

Basic earnings per share is computed by dividing net income by the weighted average number of common shares outstanding during the period. Diluted earnings per share is calculated by giving effect to the potential dilution that could occur if securities or other contracts to issue common shares were exercised and converted into common shares during the period. Restricted stock units issued under the Company’s stock-based employee compensation plans are included in diluted shares upon the granting of the awards even though the vesting of shares will occur over time.

The following table sets forth the reconciliation of numerators and denominators of basic and diluted earnings per share computations for the three and six months ended June 30, 2015 and 2014 (in thousands, except per share amounts):

	Three Months Ended June 30,		Six Months Ended June 30,

	2015	2014	2015	2014
Numerator:
Net income	$10,864	$30,629	$35,394	$70,684

Denominator:
Total weighted average basic shares	33,000	33,000	33,000	33,000
Shares applicable to stock-based compensation	15	—	12	—

Total weighted average diluted shares	33,015	33,000	33,012	33,000

Net income—basic	$0.33	$0.93	$1.07	$2.14
Net income—diluted	$0.33	$0.93	$1.07	$2.14

For the three and six months ended June 30, 2015, 1,722,949 and 1,624,996 shares of common stock underlying stock options and 123,967 and 87,289 shares of common stock underlying restricted stock units were excluded from the calculation of diluted net income per share because their effect would have been antidilutive. There were no stock options or restricted stock units outstanding as of June 30, 2014.